Trade and Other Receivables	12 Months Ended
Jun. 30, 2022
Subclassifications of assets, liabilities and equities [abstract]
Trade and Other Receivables	Trade and Other Receivables

	2022 £’000	2021 £’000
Trade receivables	£131,650	£88,086
Prepayments	8,865	6,150
Accrued income	13,458	15,790
Research and development tax credit	3,266	3,400
Grant receivable	437	—
Other receivables	4,995	4,877
Total trade and other receivables	£162,671	£118,303
Trade receivables are non-interest-bearing and are generally on 30 to 90 day terms depending on the geographical territory in which sales are generated. The carrying value of trade and other receivables also represents their fair value.
Trade receivables are disclosed net of expected credit loss allowance for doubtful debts, as shown below. Due to the global financial uncertainty arising from the COVID-19 pandemic, and considering the current macro-economic environment with associated increase in recessionary risks, management has considered the elevated credit risk on trade receivables. Credit loss rates have been established for trade receivables and accrued income linked to industry sectors that we consider are most heavily affected by the COVID-19 pandemic. In addition, certain balances (where there was an objective evidence of credit impairment linked to the ageing of the debtor balance and an analysis of the debtors’ current financial position) have been provided for on an individual basis, being £3.9 million out of £4.0 million of expected credit loss allowance at year end.
Trade receivables and accrued income represent client contract assets. Other than the expected credit loss allowance discussed above, and business-as-usual movements there were no significant changes in contract assets during the year.
From the £13.5 million accrued income in balance as of 30 June 2022, £0.4 million comes from acquired companies during the reporting period (£2.4 million as of 30 June 2021). Accrued income is transferred to trade receivables after the year end, when invoices are billed to the customers.
The total research and development tax credit receivable as of 30 June 2022 is £5.3 million, out of which £2.0 million is receivable in a period of over one year from the balance sheet date and presented under non-current financial assets.
The following table presents the trade receivables and accrued income ageing intervals and the allocation of the expected credit loss allowance as of 30 June 2022 and 30 June 2021:

	2022 £’000		2021 £’000
	Trade receivables and accrued income - gross	Expected credit loss allowance	Trade receivables and accrued income - gross	Expected credit loss allowance
Current	122,914	(854)	84,088	(1,212)
1 - 30 days overdue	7,411	(94)	6,106	(15)
31 - 60 days overdue	9,520	(338)	5,330	(225)
61 - 90 days overdue	3,465	(141)	2,919	(105)
Over 90 days overdue	5,821	(2,596)	8,971	(1,980)
Total	149,131	(4,023)	107,414	(3,537)

The gross and net amounts of trade receivables and accrued income were as follows:

	2022 £’000	2021 £’000
Trade receivables - gross	£135,665	£91,589
Expected credit loss allowance	(4,015)	(3,503)
Trade receivables - net	£131,650	£88,086

	2022 £’000	2021 £’000
Accrued income - gross	£13,466	£15,824
Expected credit loss allowance	(8)	(34)
Accrued income - net	£13,458	£15,790
Movements in the expected credit loss allowance were as follows:

	2022 £’000	2021 £’000
As at 1 July	£3,537	£3,584
Provided in the year	4,628	5,866
Released in the year	(3,889)	(5,851)
Utilised in the year	(492)	(11)
Effect of foreign exchange translations	239	(51)
As at 30 June	£4,023	£3,537